DEBT	12 Months Ended
Dec. 31, 2011
DEBT [Abstract]
DEBT
23.           DEBT

(in thousands of $)	2011	2010
Total long-term debt due to third parties	691,549	787,178
Total long-term debt due to related parties	80,000	10,000
Total long-term debt (including related parties)	771,549	797,178
Less: current portion of long-term debt due to third parties and related parties	(64,306)	(105,629)
Long-term debt (including related parties)	707,243	691,549

The outstanding debt (including related parties) as of December 31, 2011 is repayable as follows:

Year ending December 31,
(in thousands of $)
2012	64,306
2013	144,923
2014	130,213
2015	157,382
2016	32,650
2017 and thereafter	242,075
Total	771,549

The Company's debt is denominated in U.S. dollars and bears floating interest rates.  The weighted average interest rate for the years ended December 31, 2011 and 2010 was 2.59% and 2.60%, respectively.

As of December 31, 2011 and 2010, the margins Golar pays under its loan agreements are over and above LIBOR at a fixed or floating rate range from 0.70% to 3.50% and 0.70% to 3.25%, respectively.

At December 31, 2011, the Company's debt was as follows:

(in thousands of $)		Maturity date
World Shipholding facility (a related party)	80,000	2013
Mazo facility	38,932	2013
Golar Maria facility	94,525	2014
Golar Arctic facility	101,250	2015
Golar Viking facility	95,200	2017
Golar LNG Partners credit facility	257,500	2018
Golar Freeze facility	104,142	2018
	771,549

World Shipholding revolving credit facility (a related party)

Following the termination of the Company's $80 million credit facility with our major shareholder, World Shipholding in March 2011, the Company entered into a new $80 million revolving credit facility in April 2011, with another company related to World Shipholding. The Company drew down a total amount of $80 million in the period to July 2011. As of December 31, 2011 the outstanding balance on the facility is $80 million. The facility bears interest at LIBOR plus 3.5% together with a commitment fee of 0.75% of any undrawn portion of the credit facility. The facility is available until September 2013 and is currently secured over three vessels, the Hilli, the Gimi and the Nusantara Regas Satu; all amounts due under the facility must be repaid by then.

Subsequent to the year end, the revolving credit facility has been extended to $250 million without any further changes to the original terms of the facility.  As of April 27, 2012, the total drawn and outstanding under the facility was $90 million.

Mazo facility

The Mazo facility was assumed by the Company in May 2001 and the amount originally drawn down under the facility totaled $214.5 million.  The loan is secured on the vessel Golar Mazo.  The facility bears interest at LIBOR plus a margin and repayments are due bi-annually over the term until June 2013. The debt agreement requires that certain cash balances, representing interest and principal repayments for defined future periods, be held by a trust company during the period of the loan.  These balances are referred to in these consolidated financial statements as restricted cash.

Golar Maria facility

In April 2006 the Company entered into a $120 million secured loan facility with a bank for the purpose of financing the Golar Maria.  The facility bears floating interest rate of LIBOR plus a margin and is repayable in quarterly installments and had an initial term of five years.  In March 2008, the facility was restructured to lower the margin and to extend the term of the facility to December 2014, with a revised final balloon payment of $80.8 million due in December 2014.

Golar Arctic facility

In January 2008, the Company entered into a secured loan facility for an amount of $120 million, for the purpose of financing the purchase of the Golar Arctic, which we refer to as the Golar Arctic facility.  The facility bears interest at LIBOR plus a margin and is repayable in quarterly installments over a term of seven years with a final balloon payment of $86.3 million due in January 2015.

Golar Viking

In January 2005 the Company entered into a $120 million secured loan facility with a bank for the purpose of financing the newbuilding, the Golar Viking.  This facility was refinanced in August 2007 for an amount of $120 million.

The structure of the Golar Viking facility is such that the bank loaned funds of $120 million to Golar, which the Company then re-loaned to a newly created entity of the bank, ("Investor Bank").  With the proceeds, Investor Bank then subscribed for preference shares in a Golar group company.  Another Golar company issued a put option in respect of the preference shares.  The effect of these transactions is that investor bank is required to pay fixed interest to Golar.  The interest payments to Golar by Investor Bank are contingent upon receipt of these preference dividends.  In the event these dividends are not paid, the preference dividends will accumulate until such time as there are sufficient cash proceeds to settle all outstanding arrearages.  Applying ASC 810 to this arrangement, the Company has concluded that Golar is the primary beneficiary of Investor Bank and accordingly has consolidated it into the Golar group.  Accordingly, as at December 31, 2011, the Consolidated Balance Sheet and Consolidated Statement of Operations includes Investor Bank's net assets of $nil and net income of $nil, respectively, due to elimination on consolidation, of accounts and transactions arising between Golar and the Investor Bank.

The Golar Viking facility accrues floating interest at a rate of LIBOR plus a margin.  The loan has a term of 10 years and is repayable in quarterly installments with a final balloon payment of $71.0 million due in August 2017.  The loan is secured by a mortgage on this vessel.

Golar LNG Partners credit facility

In September 2008, the Company refinanced existing loan facilities in respect of two vessels, the Methane Princess and the Golar Spirit and entered into a new $285 million credit facility with a banking consortium.  The loan is secured against the Golar Spirit and the assignment to the lending bank of a mortgage given to the Company by the lessor of the Methane Princess, with a second priority charge over the Golar Mazo.

The revolving credit facility accrues floating interest at a rate per annum equal to LIBOR plus a margin. The initial draw down amounted to $250 million in November 2008. The Company drew down a further $35 million for the period to March 2009. As of December 31, 2011, the revolving credit facility provided for available borrowings of up to $257.5 million, of which $257.5 million was outstanding. The revolving credit facility is a reducing facility which decreases by $2.5 million per quarter from June 30, 2009 through December 31, 2012 and by $5.5 million per quarter from March 31, 2013 through December 31, 2017. Accordingly, as of December 31, 2011, the Company has no ability to draw additional amounts under this facility. The loan has a term of ten years and is repayable in quarterly installments commencing in May 2009 with a final balloon payment of $137.5 million due in March 2018, its maturity date.

Golar Freeze facility

In June 2010, the Company completed the refinancing of the Golar Freeze with a syndicate of banks and financial institutions for an amount of $125 million. The new facility (the "Golar Freeze facility") bears interest at LIBOR plus a margin. The facility is split into two tranches, the Commercial Loan facility and the Exportfinans Loan facility. Repayments under the Commercial Loan facility tranche are due quarterly based on an annuity profile with a final balloon payment of $38.8 million payable in April 2015. The Exportfinans loan facility tranche is for $50 million with a term of eight years and repayable in equal quarterly installments with the final payment in June 2018. The Golar Freeze facility requires certain cash balances to be held on deposit during the period of the loan.  These balances are referred to in these consolidated financial statements as restricted cash.

Debt and lease restrictions

Certain of the Company's debt are collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary.  The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, the Company's ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the Lenders.  In addition, Lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements.  Various debt agreements of the Company contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants and minimum free cash restrictions.  With regards to cash restrictions Golar has covenanted to retain at least $25 million of cash and cash equivalents on a consolidated group basis.  As of December 31, 2011, we complied with all covenants of our various debt and lease agreements with the exception of one of our subsidiaries, Golar Partners, in respect of its consolidated net worth covenant under its Golar LNG Partners credit facility.

In March 2012, one of the Company's subsidiaries, Golar LNG Partners LP ("Golar Partners"), received a waiver relating to its requirement to comply with its consolidated net worth covenant as of December 31, 2011 from the lenders under the Golar LNG Partners credit facility. Absent this waiver, Golar Partners would not have been in compliance with such covenant as of December 31, 2011 due to the required accounting treatment of the its acquisition from Golar of a 100% interest in the subsidiaries that own and operate the Golar Freeze. The acquisition is accounted for as a reorganization of entities under common control.  Such accounting treatment requires that the excess of the proceeds Golar Partners paid over the historical cost of the combining entity be treated as an equity distribution, which resulted in a $165.8 million reduction in the Golar Partners' equity as of December 31, 2011.  In connection with the grant of such waiver, in order to avoid any such default that could occur in the future as a result of acquisitions by Golar Partners from Golar that may require accounting as a reorganization of entities under common control, the definition of consolidated net worth contained in such credit facility has been amended to permit, in connection with up to two such additional acquisitions, the addition to Golar Partners' consolidated net worth (as defined in such credit facility) of the difference between the original purchase price and the original net book value (subject to adjustment for depreciation).